Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of QNB Corp. (the Company) for the period ended June 30, 2026, as filed with the Securities and Exchange Commission (the Report), I, Jeffrey Lehocky, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that this periodic report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: August 10, 2026	By:	/s/ Jeffrey Lehocky
Jeffrey Lehocky
Chief Financial Officer